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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                           C U R R E N T   R E P O R T

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  March 9, 1995
                Date of Report (Date of earliest event reported)


                              Lamonts Apparel, Inc.
                              ---------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


               0-15542                                  # 75-2076160
- ---------------------------------------     -----------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

       3650 131st Avenue S.E.
       Bellevue, Washington                                 98006
- ---------------------------------------     -----------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (206) 562-8386
                                  -------------

              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
- -------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 8:  CHANGE IN FISCAL YEAR.

On March 9, 1995, the Board of Directors of the Registrant elected to change its fiscal year from a year which ends on the Saturday closest to each October 31 to a year which ends on the Saturday closest to each January 31. The transition period from October 30, 1994 through January 28, 1995 will be reported on the Registrant's Quarterly Report on Form 10-Q for the quarter ended January 28, 1995, to be filed no later than April 23, 1995 (forty-five days after the determination date).


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Lamonts Apparel, Inc.
                                             -------------------------
                                              Registrant


Dated:  March 9, 1995


                                              /s/ Loren R. Rothschild
                                             --------------------------
                                               Name: Loren R. Rothschild
                                               Title: Vice Chairman of the Board



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